June 18, 2009 Jefferies 3rd Annual Healthcare Conference Mandarin Oriental Hotel, New York City Presented by Simon Higginbotham, President Exhibit 99.1

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Safe harbor
Information herein contains forward-looking statements pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All such forward-looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses and consolidation within the industry and other factors described in the Company’s filings with the Securities and Exchange Commission.

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Today’s agenda
• Corporate position to win
• Pharmaceutical development environment today
• Historical performance and 2009 action plan
• Summary

Corporate position to win

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Kendle overview
• Among world’s leading global clinical research organizations
• Focused on Phase I-IV (fastest growing area of market opportunity)
• Experience spanning more than 100 countries
• Partners include 41 of top 50 largest biopharmaceutical companies
• Consistently recognized for quality delivery and strong site relationships

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Consistently recognized for excellence
Independent validation through quantitative research
• 2009 – Ranked second overall among the “Top CROs to Work With” in the
CenterWatch Survey of U.S. Investigative Sites; ranked highest of the top five global CROs
• 2009/2008/2007 – Only CRO to be ranked consistently among the top two providers in the CenterWatch 2009, 2008 and 2007 surveys of U.S. and
European investigative sites
• 2009 – Kendle “delivers the most consistent quality services” based on a survey of buyers/users of CRO services by Industry Standard Research
• 2007 & 2006 – “Best CRO” by an Independent Panel for Scrip World
Pharmaceutical News

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Strengthening our position as a global partner
• Geographic expansion to deliver patient access
– 2009: Ahmedabad, India; Kuala Lumpur, Malaysia; Bangkok, Thailand;
and Manila, Philippines
• Strengthened Early Stage leadership to drive growth
– Thirty-year veteran in Early Stage clinical development Edward Sellers, MD, PhD,
FRCPC, FACP appointed Vice President – Early Stage
• Streamlined organization to drive efficiencies, enhance customer focus
– Transitioning from brand to functional organization
• Strengthened infrastructure to drive improved global connectivity
– ERP implementation ongoing to increase efficiency and strengthen ability to deliver on real-time data needs of our customers

Pharmaceutical development environment today

Kendle
Real people. Real results.

+5% CAGR 2007-12
WW Pharma R&D Spend ($bn)
R&D Spend Growth %
160
140
120
100
80
60
40
20
0
16%
14%
12%
10%
8%
6%
4%
2%
0%
53
59
67
76
85
92
103
114
125
131
137
143
148
+11%
+13%
+14%
+11%
+9%
+12%
+11%
+10%
+5%
+5%
+4%
+3%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
The innovation deficit
Source: EvaluatePharma, June 2008

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The outlook for pharma
Source: “Pharma 2020: Virtual R&D,” June 2008 and “Pharma 2020: Challenging Business Models,” April 2009
• Traditional strategy – “innovation deficit”
• Strategic implications on core competency and business model
– Seismic shift
– Strategic, organizational and behavioral change
– Combine benefits of nimbleness and size
– Conversion of fixed to variable costs
– Third party alliances
• Key decisions
– Mass market or specialty?
– Access to best resources and cost base?
– Outsource or keep in house?
• New models to drive value

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Implications for strategic partnerships
• Better utilization of resources
• Conversion of fixed to variable costs
• Expansion into new service areas and markets
• CRO standards, local understanding and access to new markets

Pharma CRO +
Productivity
cost control
Delivery
Quality
Efficiency

Kendle
Real people. Real results.

Access to capital
F/X
Lower valuations
Development delays
Increased outsourcing
Strategic flexibility
FSPs
Preferred providers

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Short-term visibility, long-term opportunity

Short-term
Visibility
Long-term
Opportunity

Historical performance and 2009 action plan

$ Millions
800
600
400
200
0
$250
$228
$328
$293
$487
$434
$614
$598
$759
$645
2004
2005
2006
2007
2008

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Five-year review: Sales performance

500
400
300
200
100
0
$ Revenues (Amounts in millions)
$173
$202
$284
$398
$475
2004
2005
2006
2007
2008
YTD as of Dec. 31

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Five-year review: Net service revenues

$0.27
$0.76
$0.94
(1)
$1.26
(2)
$1.96
(2)
2004
2005
2006
2007
2008

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Five-year review: Earnings per share

(1) Proforma EPS before impairment charge on an intangible asset.
(2) Proforma EPS before adjustment for  APB 14-1.

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Balance sheet and cash flow review
As of 3/31/09

Cash and marketable securities
$56.0 million
Cash flow from operations
$8.3 million
Capital expenditures
$5.4 million
Convertible notes maturing in 2012, net of discount
$173.6 million
Accounts receivable, net of advance billings
$61.2 million
Days sales outstanding (DSO)
38 days

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Financial results: Q1 2009 vs. Q12008

Q1 2009 Q1 2008
Net service revenues
$108,103 $114,124
Operating income
$8,138 $13,975
Operating margin
7.5% 12.2%
Pretax income
$7,655 $7,182
Net income
$886 $4,104
Diluted EPS (GAAP)
$0.06 $0.27
Diluted EPS (Proforma)
$0.47 $0.38
$ in thousands, except per share data

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Moving forward: Kendle action plan
• Streamlining sales & marketing
– Will yield improved sales, better proposal delivery and cost savings
• Backlog review
– Backlog “scrub” completed, more conservative profile for project cancellations, delays and contract signings
• Adopting a functional organization structure
– Increasing customer focus and operating efficiency
– Consolidating our leadership in Early Stage, Project Management and Clinical and
Data Monitoring
– Benefits already emerging in cost reduction and sales strategies
– Committed to delivering results for shareholders
• Improving operating margins
– Restoring top-line growth and significantly reducing costs

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Actions already taken
• Support Unit budgets re-aligned with revenue forecast
– By eliminating planned headcount and service additions
– Additionally, consolidation, outsourcing and contract renegotiations have reduced
SG&A expenses
– Expected to net $3.5-5.5M savings compared to 2008 SG&A actuals
• Staffing levels balanced against customer demand
– Reductions in workforce and alternatives – hours worked, benefit and compensation plans
– Preserves our talent and capacity to deliver, gives the management team added flexibility
– Expected to net $14M-$17M savings by the end of 2009
•
Overall, this equates to a cost reduction of 4.0-5.5% versus total 2008 costs

N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a N  o  r  t  h    A  m  e  r  i  c  a   • E  u  r  o  p  e   • A  s  i  a  /  P  a  c  i  f  i  c   • L  a  t  i  n    A  m  e  r  i  c  a   • A  f  r  i  c  a
Summary: Kendle committed to active change
• Near-term cost reductions
– Achieved through improvements in sales effort, operations and financial discipline
– Q1 results seen as unique, near-term and manageable
• Streamlining leadership, process and systems
– For operations and finance – planned cost reductions of $17.5-22.5M